UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K
__________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2014

INVESTORS REAL ESTATE TRUST
 (Exact name of Registrant as specified in its charter)

__________________________

North Dakota	000-14851	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60
Post Office Box 1988
 Minot, ND 58702-1988
 (Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                          Other Events.

Investors Real Estate Trust (the "Company") has had an ongoing offering of its common shares of beneficial interest, no par value (the "common shares") pursuant to its Distribution Reinvestment and Share Purchase Plan (the "Plan"), under a shelf registration statement on Form S-3 (File No. 333-189637) filed on June 27, 2013 (the "Registration Statement"). On October 27, 2014, the Company filed a prospectus supplement to the Registration Statement to register the issuance and sale of up to 10,000,000 of the Company's common shares issuable in the future to participants in the Plan.

Item 9.01.                          Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.                                                                      Description

5.1	Opinion of Stinson Leonard Street LLP with respect to the legality of the common shares.

8.1	Opinion of Hunton & Williams LLP with respect to certain federal income tax matters.

23.1	Consent of Stinson Leonard Street LLP (included in Exhibit 5.1).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
Date: October 27, 2014	By:/s/ Timothy P. Mihalick Timothy P. Mihalick President & Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.                                                                      Description

5.1	Opinion of Stinson Leonard Street LLP with respect to the legality of the common shares.

8.1	Opinion of Hunton & Williams LLP with respect to certain federal income tax matters.

23.1	Consent of Stinson Leonard Street LLP (included in Exhibit 5.1).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1).